EXHIBIT 99.1

Woodward Reports First Quarter Fiscal Year 2025 Results

~Results in Line with Expectations, on Track to Deliver Full-Year Guidance~

FORT COLLINS, Colo., Feb. 03, 2025 (GLOBE NEWSWIRE) -- Woodward, Inc. (NASDAQ: WWD) today reported financial results for its first quarter of fiscal year 2025.

All amounts are presented on an as reported (U.S. GAAP) basis unless otherwise indicated. All per share amounts are presented on a fully diluted basis. All comparisons are made to the same period of the prior year unless otherwise stated. All references to years are references to the Company’s fiscal year unless otherwise stated.

First Quarter Overview

First Quarter 2025
Net sales	$773M, -2%
Net earnings	$87M, -3%
Adjusted net earningsˆ	$83M, -8%
Earnings per share (EPS)	$1.42, -3%
Adjusted EPSˆ	$1.35, -7%
Cash from operations	$35M, -26%
Free cash flowˆ	$1M, -81%

“We’re pleased with our strong start to 2025, as our first quarter results were in line with our expectations. Our Aerospace segment performed well with growth in both sales and margin despite a pause in deliveries for some Boeing product lines and a reduced delivery rate in others,” said Chip Blankenship, Chairman and Chief Executive Officer. “High aircraft utilization continued to drive both commercial and defense aftermarket demand. As anticipated, increased smart defense demand contributed to strong sales in the quarter. In Industrial, broad-based strength in power generation, oil & gas, and marine transportation was offset by an expected decline in sales related to China on-highway natural gas trucks.

“First quarter results reflect the effective execution of our strategy, reinforcing our confidence in our ability to achieve our full-year guidance. We remain committed to operational excellence, innovation and delivering profitable growth to build a stronger, more focused Woodward.”

First Quarter Fiscal Year 2025 Company Results

Total Company Results

	Three Months Ended December 31,
Dollars in millions, except per share amounts	2024	2023	Year over Year
Income Statement
Total Sales	$773	$787		-2%
Net Earnings	87	90		-3%
Adjusted Net Earnings	83	90		-8%
EPS	$1.42	$1.46		-3%
Adjusted EPS	$1.35	$1.45		-7%
EBIT	113	120		-6%
Adjusted EBITˆ	107	119		-10%
Effective Tax Rate	14.5%	17.9%	-340	bps
Adjusted Effective Tax Rateˆ	14.0%	17.7%	-370	bps

Cash Flow and Financial Position
Cash from operating activities	$35	$47		-26%
Free cash flow	1	5		-81%

Dividends Paid	$15	$13		12%
Share Repurchases	35	-		100%
Total Debt	902	719	25%
EBITDA Leverage	1.5x	1.3x

Segment Results

Aerospace
	Three Months Ended December 31,
Dollars in millions	2024	2023	Year over Year
Commercial OEM	$154	$171		-10%
Commercial Aftermarket	164	138		19%
Defense OEM	113	93		21%
Defense Aftermarket	63	58		8%

Revenue	494	461		7%
Segment Earnings	95	79		20%
Segment Margin %	19.2%	17.2%	200	bps

The increase in Aerospace segment earnings in the first quarter was primarily a result of price realization, partially offset by inflation, unfavorable mix, and lower volumes.

Industrial
	Three Months Ended December 31,
Dollars in millions	2024	2023	Year over Year
Transportation	$117	$174		-33%
Power generation	105	98		7%
Oil and gas	57	53		7%

Revenue	279	326		-15%
Segment Earnings	40	67		-40%
Segment Margin %	14.4%	20.5%	-610	bps

The decrease in Industrial segment earnings in the first quarter was primarily a result of lower volume and unfavorable mix, partially offset by price realization and favorable foreign currency exchange rates.

Nonsegment
	Three Months Ended December 31,
Dollars in millions	2024	2023	Year over Year
Nonsegment Expense	$(22)	$(26)	-16%
Adjusted Nonsegment Expenses	(28)	(27)	4%

Fiscal Year 2025 Guidance

Woodward reaffirms its 2025 guidance with the exception of adjusted effective tax rate and adjusted earnings per share. Based on the favorable tax rate in the first quarter, the adjusted effective tax rate is now expected to be approximately 19 percent. As a result, the Company narrowed its adjusted earnings per share range to $5.85-6.25.

Woodward, Inc. and Subsidiaries
Revised Guidance
(In millions, except per share amount and percentages)

	Prior	Revised
	FY25 Guidance issued on	FY25 Guidance issued on
	November 25, 2024	February 3, 2025
Total Company
Sales	$3,300 - $3,500	No change
Adjusted Effective Tax Rate	~20%	~19%
Free Cash Flow	$350 - $400	No change
Capital Expenditures	~$115	No change
Shares	~61.5	No change
Adjusted EPS	$5.75 - $6.25	$5.85 - $6.25

Segment Data
Aerospace
Sales Growth	Up 6% to 13%	No change
Segment Earnings (% of Sales)	20% - 21%	No change
Industrial
Sales Growth	Down 7% to 11%	No change
Segment Earnings (% of Sales)	13% - 14%	No change

Conference Call

Woodward will hold an investor conference call at 5:00 p.m. ET, February 3, 2025, to provide an overview of the financial performance for its first quarter of fiscal year 2025 ending December 31, 2024, business highlights, and guidance for fiscal 2025. You are invited to listen to the live webcast of our conference call, or a recording, and view or download accompanying presentation slides at our website, www.woodward.com².

You may also listen to the call by dialing 1-800-715-9871 (domestic) or 1-646-307-1963 (international). Participants should call prior to the start time to allow for registration; the Conference ID is 4675940. The call and presentation will be available on the website by selecting “Investors/Events & Presentations” from the menu and will remain accessible on the company’s website for one year.

About Woodward, Inc.

Woodward is the global leader in the design, manufacture, and service of energy conversion and control solutions for the aerospace and industrial equipment markets. Our purpose is to design and deliver energy control solutions our partners count on to power a clean future. Our innovative fluid, combustion, electrical, propulsion and motion control systems perform in some of the world’s harshest environments. Woodward is a global company headquartered in Fort Collins, Colorado, USA. Visit our website at www.woodward.com.

Cautionary Statement

Information in this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, our focus on and commitment to growth, operational excellence and innovation, including whether such focus ultimately leads to profitable growth and long-term term success, and statements regarding our business, expectations and guidance for fiscal year 2025, including our guidance for sales, segment sales as compared to the prior fiscal year, adjusted earnings per share, segment earnings margin, adjusted effective tax rate, free cash flow, capital expenditures, and diluted weighted average shares outstanding, as well as our assumptions regarding our guidance and our progress toward achieving it, and anticipated trends in our business and markets. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements include, but are not limited to: (1) global economic uncertainty and instability, including in the financial markets that affect Woodward, its customers, and its supply chain; (2) risks related to constraints and disruptions in the global supply chain and labor markets; (3) Woodward’s long sales cycle; (4) risks related to Woodward’s concentration of revenue among a relatively small number of customers; (5) Woodward’s ability to implement and realize the intended effects of any restructuring efforts; (6) Woodward’s ability to successfully manage competitive factors including expenses and fluctuations in sales; (7) changes and consolidations in the aerospace market; (8) Woodward’s financial obligations including debt obligations and tax expenses and exposures; (9) risks related to Woodward’s U.S. government contracting activities including potential changes in government spending patterns; (10) Woodward’s ability to protect its intellectual property rights and avoid infringing the intellectual property rights of others; (11) changes in the estimates of fair value of reporting units or of long-lived assets; (12) environmental risks; (13) Woodward’s continued access to a stable workforce and favorable labor relations with its employees; (14) Woodward’s ability to manage various regulatory and legal matters; (15) risks from operating internationally; (16) cybersecurity and other technological risks; and other risk factors and risks described in Woodward's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as well as its Quarterly Report on Form 10-Q, which we expect to file shortly, and other risks described in Woodward’s filings with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date hereof and Woodward assumes no obligation to update such statements, except as required by applicable law.

Woodward, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
(Unaudited – in thousands, except per share amounts)

	Three Months Ended December 31,
	2024	2023
Net sales	$772,725	$786,730
Costs and expenses:
Cost of goods sold	583,091	582,381
Selling, general, and administrative expenses	69,696	74,511
Research and development costs	30,207	30,794
Interest expense	12,341	11,436
Interest income	(1,377)	(1,473)
Other (income) expense, net	(23,087)	(20,639)
Total costs and expenses	670,871	677,010
Earnings before income taxes	101,854	109,720
Income taxes	14,763	19,676
Net earnings	$87,091	$90,044

Earnings per share amounts:
Basic earnings per share	$1.47	$1.50
Diluted earnings per share	$1.42	$1.46
Weighted average common shares outstanding:
Basic	59,216	60,021
Diluted	61,141	61,846

Cash dividends paid per share	$0.25	$0.22

Woodward, Inc. and Subsidiaries
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited – in thousands)

	December 31,	September 30,
	2024	2024
Assets
Current assets:
Cash and cash equivalents	$283,726	$282,270
Accounts receivable	692,599	770,066
Inventories	632,002	609,092
Assets held for sale	32,047	-
Income taxes receivable	16,268	22,016
Other current assets	67,954	60,167
Total current assets	1,724,596	1,743,611
Property, plant, and equipment, net	925,471	940,715
Goodwill	781,928	806,643
Intangible assets, net	404,417	440,419
Deferred income tax assets	87,488	84,392
Other assets	357,482	353,135
Total assets	$4,281,382	$4,368,915

Liabilities and stockholders’ equity
Current liabilities:
Short-term debt	$258,000	$217,000
Current portion of long-term debt	160,975	85,719
Accounts payable	224,035	287,457
Income taxes payable	38,742	40,692
Liabilities held for sale	4,322	-
Accrued liabilities	228,748	292,642
Total current liabilities	914,822	923,510
Long-term debt, less current portion	483,199	569,751
Deferred income tax liabilities	115,984	121,858
Other liabilities	558,956	577,380
Total liabilities	2,072,961	2,192,499
Stockholders’ equity	2,208,421	2,176,416
Total liabilities and stockholders’ equity	$4,281,382	$4,368,915

Woodward, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited – in thousands)

	Three Months Ended December 31,
	2024	2023
Net cash provided by operating activities	$34,516	$46,789

Cash flows from investing activities:
Payments for purchase of property, plant, and equipment	(33,574)	(41,812)
Proceeds from sale of assets and short-term investments	36	36
Proceeds from business divestiture	1,438	-
Net cash used in investing activities	(32,100)	(41,776)

Cash flows from financing activities:
Cash dividends paid	(14,781)	(13,209)
Proceeds from sales of treasury stock	28,876	15,267
Payments for repurchases of common stock	(35,473)	-
Borrowings on revolving lines of credit and short-term borrowings	668,300	728,600
Payments on revolving lines of credit and short-term borrowings	(627,300)	(663,500)
Payments of long-term debt and finance lease obligations	(236)	(75,249)
Net cash provided by (used in) financing activities	19,386	(8,091)
Effect of exchange rate changes on cash and cash equivalents	(20,346)	9,979
Net change in cash and cash equivalents	1,456	6,901
Cash and cash equivalents at beginning of year	282,270	137,447
Cash and cash equivalents at end of period	$283,726	$144,348

Woodward, Inc. and Subsidiaries
SEGMENT NET SALES AND NET EARNINGS
(Unaudited – in thousands)

	Three Months Ended December 31,
	2024	2023
Net sales:
Aerospace	$493,882	$460,756
Industrial	278,843	325,974
Total consolidated net sales	$772,725	$786,730
Segment earnings*:
Aerospace	$94,725	$79,002
As a percent of segment net sales	19.2%	17.2%
Industrial	40,197	66,881
As a percent of segment net sales	14.4%	20.5%
Total segment earnings	134,922	145,883
Nonsegment expenses	(22,104)	(26,200)
EBIT	112,818	119,683
Interest expense, net	(10,964)	(9,963)
Consolidated earnings before income taxes	$101,854	$109,720

*This schedule reconciles segment earnings, which exclude certain costs, to consolidated earnings before taxes.

Payments for property, plant and equipment	$33,574	$41,812
Depreciation expense	$20,962	$20,226

Woodward, Inc. and Subsidiaries
RECONCILIATION OF NET EARNINGS TO ADJUSTED NET EARNINGS[1]
(Unaudited – in thousands, except per share amounts)

	Three Months Ended December 31,
	2024		2023
	Net Earnings	Earnings Per Share	Net Earnings	Earnings Per Share
Net earnings (U.S. GAAP)	$87,091	$1.42	$90,044	$1.46
Non-U.S. GAAP adjustments:
Product rationalization[a]	(9,361)	(0.15)	-	-
Business development activities[b]	3,518	0.06	4,238	0.07
Non-recurring gain related to a previous acquisition[a]	-	-	(4,803)	(0.09)
Tax effect of Non-U.S. GAAP net earnings adjustments	1,319	0.02	332	0.01
Total non-U.S. GAAP adjustments	(4,524)	(0.07)	(233)	(0.01)
Adjusted net earnings (Non-U.S. GAAP)	$82,567	$1.35	$89,811	$1.45

a. Presented in the line item "Other (income) expense, net" in Woodward's Condensed Consolidated Statement of Earnings.
b. Presented in item "Selling, general and administrative" expenses in Woodward's Condensed Consolidated Statement of Earnings.

Woodward, Inc. and Subsidiaries
RECONCILIATION OF INCOME TAX EXPENSE TO ADJUSTED INCOME TAX EXPENSEˆ
(Unaudited – in thousands)

	Three Months Ended December 31,
	2024	2023
Income tax expense (U.S. GAAP)	$14,763	$19,676
Tax effect of Non-U.S. GAAP net income adjustments	(1,319)	(332)
Adjusted income tax expense (Non-U.S. GAAP)	$13,444	$19,344
Adjusted effective tax rate (Non-U.S. GAAP)	14.0%	17.7%

Woodward, Inc. and Subsidiaries
RECONCILIATION OF NET EARNINGS TO EBITˆAND ADJUSTED EBITˆ
(Unaudited – in thousands)

	Three Months Ended December 31,
	2024	2023
Net earnings (U.S. GAAP)	$87,091	$90,044
Income tax expense	14,763	19,676
Interest expense	12,341	11,436
Interest income	(1,377)	(1,473)
EBIT (Non-U.S. GAAP)	112,818	119,683
Total non-U.S. GAAP adjustments*	(5,843)	(565)
Adjusted EBIT (Non-U.S. GAAP)	$106,975	$119,118

*See Reconciliation of Net Earnings to Adjusted Net Earningsˆ table above for the list of Non-U.S. GAAP adjustments made in the applicable periods.

Woodward, Inc. and Subsidiaries
RECONCILIATION OF NET EARNINGS TO EBITDA[1] AND ADJUSTED EBITDA[1]
(Unaudited – in thousands)

	Three Months Ended December 31,
	2024	2023
Net earnings (U.S. GAAP)	$87,091	$90,044
Income tax expense	14,763	19,676
Interest expense	12,341	11,436
Interest income	(1,377)	(1,473)
Amortization of intangible assets	6,914	8,599
Depreciation expense	20,962	20,226
EBITDA (Non-U.S. GAAP)	140,694	148,508
Total non-U.S. GAAP adjustments*	(5,843)	(565)
Adjusted EBITDA (Non-U.S. GAAP)	$134,851	$147,943

*See Reconciliation of Net Earnings to Adjusted Net Earningsˆ table above for the list of Non-U.S. GAAP adjustments made in the applicable periods.

Woodward, Inc. and Subsidiaries
RECONCILIATION OF NONSEGMENT EXPENSES TO ADJUSTED NONSEGMENT EXPENSESˆ
(Unaudited – in thousands)

	Three-Months Ended December 31,
	2024	2023
Nonsegment expenses (U.S. GAAP)	$(22,104)	$(26,200)
Product rationalization	(9,361)	-
Business development activities	3,518	4,238
Non-recurring gain related to a previous acquisition	-	(4,803)
Adjusted nonsegment expenses (Non-U.S. GAAP)	$(27,947)	$(26,765)

Woodward, Inc. and Subsidiaries
RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOWˆ
(Unaudited – in thousands)

	Three Months Ended December 31,
	2024	2023
Net cash provided by operating activities (U.S. GAAP)	$34,516	$46,789
Payments for property, plant, and equipment	(33,574)	(41,812)
Free cash flow (Non-U.S. GAAP)	$942	$4,977

ˆAdjusted and Non-U.S. GAAP Financial Measures: Adjusted net earnings, adjusted earnings per share, adjusted EBIT, adjusted EBITDA, adjusted effective tax rate, and adjusted nonsegment expenses exclude, as applicable, (i) a non-recurring gain related to a previous acquisition, (ii) costs related to business development activities, and (iii) gains related to product rationalization activities. The product rationalization adjustment pertains to gains related to the elimination of certain product lines. The Company believes that these excluded items are short‐term in nature, not directly related to the ongoing operations of the business, and therefore, the exclusion of them illustrates more clearly how the underlying business of Woodward is performing.

EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), free cash flow, adjusted net earnings, adjusted earnings per share, adjusted EBIT, adjusted EBITDA, adjusted effective tax rate, and adjusted nonsegment expenses are financial measures not prepared and presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). Management uses EBIT and adjusted EBIT to evaluate Woodward’s operating performance without the impacts of financing and tax related considerations. Management uses EBITDA and adjusted EBITDA in evaluating Woodward’s operating performance, making business decisions, including developing budgets, managing expenditures, forecasting future periods, and evaluating capital structure impacts of various strategic scenarios. Management also uses free cash flow, which is derived from net cash provided by or used in operating activities less payments for property, plant, and equipment, in reviewing the financial performance of Woodward’s various business segments and evaluating cash generation levels. Securities analysts, investors, and others frequently use EBIT, EBITDA, free cash flow, in their evaluation of companies, particularly those with significant property, plant, and equipment, and intangible assets that are subject to amortization. The use of any of these non-U.S. GAAP financial measures is not intended to be considered in isolation of, or as a substitute for, the financial information prepared and presented in accordance with U.S. GAAP. Because adjusted net earnings, adjusted earnings per share, EBIT, EBITDA, adjusted EBIT, and adjusted EBITDA exclude certain financial information compared with net earnings, the most comparable U.S. GAAP financial measure, users of this financial information should consider the information that is excluded. Free cash flow do not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs. Woodward’s calculations of EBIT, EBITDA, adjusted net earnings, adjusted earnings per share, adjusted EBIT, adjusted EBITDA, adjusted effective tax rate, adjusted nonsegment expenses, and free cash flow may differ from similarly titled measures used by other companies, limiting their usefulness as comparative measures.

²Website, Facebook, X: Woodward has used, and intends to continue to use, its Investor Relations website, LinkedIn page, Facebook page, and X handle as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Contact:	Dan Provaznik Director, Investor Relations 970-498-3849 Dan.Provaznik@woodward.com